                                POWER OF ATTORNEY

1. BY THIS POWER OF ATTORNEY, the undersigned, in his or her capacity as director, manager, member or general partner, as applicable, of the entities listed on Schedule I hereto, or as a director, manager or member of any such general partner of any of the entities listed on Schedule I hereto, and in his or her capacity as president, vice president, secretary, principal executive officer, principal financial officer or controller or principal accounting officer, as applicable, of the entities listed on
     Schedule I hereto, hereby appoints Kenneth B. Gilman and Thomas F. Gilman or any duly authorized designee of Asbury Automotive Group, Inc. (the "Company"), acting jointly or singly, to be its attorneys-in-fact (each, an "ATTORNEY") to do and execute any and all acts and things contemplated by the exchange offer of $250,000,000 aggregate principal amount of the Company's 9% Senior Subordinated Notes due 2012 (the "Exchange Offer"), including, without limitation, to:

     (i) sign any Exchange Registration Statement, Shelf Registration Statement or registration statement on Form 8-A (together, the "Registration Statements") to be filed with the Commission in connection with the Exchange Offer, and to sign any or all amendments to such Registration Statements, including pre-effective and post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, including any registration statement filed pursuant to Rule 462(b) under the Securities Act, with the Commission and other appropriate governmental agencies;

     (ii) approve, complete, execute and deliver the Exchange Securities on his or her behalf; and

     (iii) approve, complete, execute and deliver on his or her behalf any other document the Attorney shall think necessary, desirable or convenient for the purposes of implementing the transactions contemplated by the Exchange Offer;

     and generally to act in relation to the foregoing matters with full power to appoint a further attorney or attorneys (each a "SUBSTITUTE") to act in addition to or in substitution for the Attorney.

2. The entities listed on Schedule I hereto hereby undertake to ratify everything which the Attorney and any Substitute shall do or purport to do on behalf of such entity by virtue of these presents and will fully indemnify the Attorney and any Substitute against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of these presents.

3. Capitalized terms used but not defined herein which are defined in the Exchange and Registration Rights Agreement dated as of June 5, 2002, among Asbury Automotive Group, Inc., the Guarantors named therein and Goldman, Sachs & Co. and Salomon Smith Barney, Inc. (the "REGISTRATION RIGHTS AGREEMENT"), shall have the meanings given to them in the Registration Rights Agreement.

4. THIS POWER OF ATTORNEY shall be governed by and construed in accordance with New York law.

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                                                                               2

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 14th day of June, 2002.

                          /s/ Brook Bacon
                         ------------------------------
                                   Brook Bacon

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                                                                               3

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Peter E. Berger
                         ------------------------------
                                 Peter E. Berger

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                                                                               4

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Hershel Bloom
                         ------------------------------
                                  Hershel Bloom

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                                                                               5

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Paul Bush
                         ------------------------------
                                    Paul Bush

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                                                                               6

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ John R. Capps
                         ------------------------------
                                  John R. Capps

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                                                                               7

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ William L. Childs, Sr.
                         ------------------------------
                             William L. Childs, Sr.

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                                                                               8

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Luther Coggin
                         ------------------------------
                                  Luther Coggin

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                                                                               9

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Timothy C. Collins
                         ------------------------------
                               Timothy C. Collins

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                                                                              10

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ J. L. Dagenhart
                         ------------------------------
                                 J. L. Dagenhart

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                                                                              11

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Thomas A. Decker
                         ------------------------------
                                Thomas A. Decker

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                                                                              12

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Ralph Dixon
                         ------------------------------
                                   Ralph Dixon

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                                                                              13

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Robert A. Durham
                         ------------------------------
                                Robert A. Durham

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                                                                              14

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Thomas R. Gibson
                         ------------------------------
                                Thomas R. Gibson

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                                                                              15

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Kenneth B. Gilman
                         ------------------------------
                                Kenneth B. Gilman

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                                                                              16

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Thomas F. Gilman
                         ------------------------------
                                Thomas F. Gilman

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                                                                              17

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Robert E. Gray
                         ------------------------------
                                 Robert E. Gray

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                                                                              18

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this day of June, 2002.


                         ------------------------------
                               Jeffrey M. Hendren

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                                                                              19

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Jeffrey G. Hilsgen
                         ------------------------------
                               Jeffrey G. Hilsgen

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Thomas C. Israel
                         ------------------------------
                                Thomas C. Israel

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                                                                              21

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Vernon E. Jordan
                         ------------------------------
                                Vernon E. Jordan

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Michael S. Kearney
                         ------------------------------
                               Michael S. Kearney

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Paul Lambert
                         ------------------------------
                                  Paul Lambert

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 5th day of June, 2002.

                          /s/ Mitchell Legler
                         ------------------------------
                                 Mitchell Legler

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 20th day of June, 2002.

                          /s/ Robert S. Lynch
                         ------------------------------
                                 Robert S. Lynch

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Philip F. Maritz
                         ------------------------------
                                Philip F. Maritz

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Phil Mayfield
                         ------------------------------
                                  Phil Mayfield

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Ben David McDavid, Jr.
                         ------------------------------
                             Ben David McDavid, Jr.

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                                                                              29

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ James J. McDavid, Jr.
                         ------------------------------
                              James J. McDavid, Jr.

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                                                                              30

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Ben David McDavid, Sr.
                         ------------------------------
                             Ben David McDavid, Sr.

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 14th day of June, 2002.

                          /s/ Thomas F. McLarty, III
                         ------------------------------
                             Thomas F. McLarty, III

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ C. V. Nalley, III
                         ------------------------------
                                C. V. Nalley, III

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 17th day of June, 2002.

                          /s/ Joseph C. Neupauer
                         ------------------------------
                               Joseph C. Neupauer

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Nancy D. Noble
                         ------------------------------
                                 Nancy D. Noble

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Kathleen E. Nolan
                         ------------------------------
                                Kathleen E. Nolan

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Charles R. Oglesby
                         ------------------------------
                               Charles R. Oglesby

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                                                                              37

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Daniel Powell
                         ------------------------------
                                  Daniel Powell

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Royce O. Reynolds
                         ------------------------------
                                Royce O. Reynolds

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ John M. Roth
                         ------------------------------
                                  John M. Roth

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Gary Schulz
                         ------------------------------
                                   Gary Schulz

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Joseph E. Shine
                         ------------------------------
                                 Joseph E. Shine

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 18th day of June, 2002.

                          /s/ Todd Shores
                         ------------------------------
                                   Todd Shores

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Ian K. Snow
                         ------------------------------
                                   Ian K. Snow

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ David Surguine
                         ------------------------------
                                 David Surguine

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                                                                              45

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Glen Swiderski
                         ------------------------------
                                 Glen Swiderski

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                                                                              46

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Paula Tabar
                         ------------------------------
                                   Paula Tabar

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Douglas M. Tew
                         ------------------------------
                                 Douglas M. Tew

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                                                                              48

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Scott L. Thomason
                         ------------------------------
                                Scott L. Thomason

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                                                                              49

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Charles (C.B.) Tomm
                         ------------------------------
                               Charles (C.B.) Tomm

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Jay Torda
                         ------------------------------
                                    Jay Torda

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Joseph P. Umbriano
                         ------------------------------
                               Joseph P. Umbriano

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ David Wegner
                         ------------------------------
                                  David Wegner

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                                                                              53

IN WITNESS whereof the undersigned has duly signed this Power of Attorney this 24th day of June, 2002.

                          /s/ Jeffrey I. Wooley
                         ------------------------------
                                Jeffrey I. Wooley